EIGHTH AMENDED AND RESTATED SECURITY AGREEMENT


        THIS EIGHTH AMENDED AND RESTATED SECURITY AGREEMENT (the "Security Agreement") is made and entered into, as of July 14th, 1999, by and between JNC Strategic Fund Ltd., a Cayman Islands corporation ("JNC") and InnovaCom, Inc., a Nevada corporation (the "Company").


                                           RECITALS

        WHEREAS, on June 29, 1998, JNC and the Company entered into a Convertible Debenture Purchase Agreement (the "June 29th Purchase Agreement"), and related documents, pursuant to which JNC purchased an aggregate principal amount of $2,000,000 of the Company's 7% Convertible Debentures Due June 29, 2003 (the "June 29th Debentures");

        WHEREAS, in connection with the June 29th Purchase Agreement, the Company also executed and delivered to JNC a Security Agreement (the "Security Agreement") to secure the payment and discharge of all of the Company's obligations under the June 29th Debentures and to provide JNC with a continuing security interest, a first lien upon, and a right of set-off against, all of the Company's right, title, and interest in the Collateral (as defined in the Security Agreement), to which any and all rights and claims of any other parties shall be subordinate;

        WHEREAS, JNC and the Company subsequently agreed to amend and restate in its entirety the Security Agreement in connection with their entering into a Convertible Debenture Purchase Agreement dated as of August 28th, 1998 (the "August 28th Purchase Agreement") in order to provide that the obligations of the Company pursuant to the Company's 7% Convertible Secured Debentures Due August 28, 2003 in an aggregate principal amount of $1,500,000 (the "August 28th Debentures") and other Transaction Documents (as defined in Section 2.1(a) of the August 28th Purchase Agreement) would also be deemed to be part of the Obligations (as defined in Section 2 of the Security Agreement) of the Company under the Security Agreement;

        WHEREAS, JNC and the Company again agreed to amend and restate in its entirety the Security Agreement (as amended and restated pursuant to the transactions contemplated by the August 28th Purchase Agreement) in connection with their entering into a Convertible Debenture Purchase Agreement dated as of December 15th, 1998 (the "December 15th Purchase Agreement") in order to provide that the obligations of the Company pursuant to the Company's 7% Secured Convertible Debentures Due December 15, 2003 in an aggregate principal amount of $500,000 (the "December 15th Debentures") and other Transaction Documents (as defined in Section 2.1(a) of the December 15th Purchase Agreement) would also be deemed to be part of the Obligations of the Company under the Security Agreement;

        WHEREAS, JNC and the Company again agreed to amend and restate in its entirety the Security Agreement (as amended and restated pursuant to the transactions contemplated by the August 28th Purchase Agreement and the transactions contemplated by the December 15th Purchase Agreement) in connection with their entering into a Convertible Debenture Purchase Agreement dated as of January 14th, 1999 (the "January 14th Purchase Agreement," and collectively with the June 29th Purchase Agreement, the August 28th Purchase Agreement, and the December 15th Purchase Agreement, the "Purchase Agreements") in order to provide that the obligations of the Company pursuant to the Company's 7% Secured

Convertible Debentures Due January 14, 2004 in an aggregate principal amount of $750,000 (the "January 14th Debentures," and collectively with the June 29th Debentures, the August 28th Debentures, and the December 15th Debentures, the "Debentures") and other Transaction Documents (as defined in Section 2.1(a) of the January 14th Purchase Agreement) shall also be deemed to be part of the Obligations of the Company under the Security Agreement;

        WHEREAS, JNC and the Company again agreed to amend and restate in its entirety the Security Agreement (as amended and restated pursuant to the transactions contemplated by the August 28th Purchase Agreement, the December 15th Purchase Agreement, and the January 14th Purchase Agreement) in connection with the Company's executing a "Secured Promissory Note" dated as of March 3, 1999 in the aggregate principal amount of $600,000 in favor of JNC (the "March 3rd Note"), in order to provide that the obligations of the Company pursuant to the March 3rd Note shall also be deemed to be part of the Obligations of the Company under the Security Agreement;

        WHEREAS, JNC and the Company again agreed to amend and restate in its entirety the Security Agreement (as amended and restated pursuant to the transactions contemplated by the August 28th Purchase Agreement, the December 15th Purchase Agreement, the January 14th Purchase Agreement, and the March 3rd
Note) in connection with the Company's executing a "Secured Promissory Note" dated as of April 9, 1999 in the aggregate principal amount of $600,000 in favor of JNC (the "April 9th Note"), in order to provide that the obligations of the Company pursuant to the April 9th Note shall also be deemed to be part of the Obligations of the Company under the Security Agreement;

        WHEREAS, JNC and the Company again agreed to amend and restate in its entirety the Security Agreement (as amended and restated pursuant to the transactions contemplated by the August 28th Purchase Agreement, the December 15th Purchase Agreement, the January 14th Purchase Agreement, the March 3rd Note, and the April 9th Note) in connection with the Company's executing a "Secured Promissory Note" dated as of May 7th, 1999 in the aggregate principal amount of $450,000 in favor of JNC (the "May 7th Note"), in order to provide that the obligations of the Company pursuant to the May 7th Note shall also be deemed to be part of the Obligations of the Company under the Security Agreement;

        WHEREAS, JNC and the Company again agreed to amend and restate in its entirety the Security Agreement (as amended and restated pursuant to the transactions contemplated by the August 28th Purchase Agreement, the December 15th Purchase Agreement, the January 14th Purchase Agreement, the March 3rd Note, the April 9th Note, and the May 7th Note) in connection with the Company's executing a "Secured Promissory Note" dated as of June 17th, 1999 in the aggregate principal amount of $300,000 in favor of JNC (the "June 17th Note"), in order to provide that the obligations of the Company pursuant to the June 17th Note shall also be deemed to be part of the Obligations of the Company under the Security Agreement;

        WHEREAS, JNC and the Company have now agreed to amend and restate in its entirety the Security Agreement (as amended and restated pursuant to the transactions contemplated by the August 28th Purchase Agreement, the December 15th Purchase Agreement, the January 14th Purchase Agreement, the March 3rd Note, the April 9th Note, the May 7th Note, and the June 17th Note) in connection with the Company's executing a "Secured Promissory Note" dated as of July 14th, 1999 in the aggregate principal amount of $500,000 in favor of JNC (the "July 14th Note"), in order to provide that the obligations of the Company pursuant to the July 14th Note shall also be deemed to be part of the Obligations of the Company under the Security Agreement.

        NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:


                                    AGREEMENT

    1. Definitions. Unless otherwise defined, or unless the context otherwise requires, capitalized terms used in this Security Agreement shall have the same meaning given such terms in the Transaction Documents (as defined in Section 2.1(a) of the January 14th Purchase Agreement).

        (a) The following terms shall have the same meaning given such terms in Article 9 of the Uniform Commercial Code of the State of California, as amended to the date of this Security Agreement, and/or any other applicable law of any jurisdiction (whether or not such other Uniform Commercial Code applies to the Collateral, as defined herein)(collectively, the "UCC"): Chattel Paper,
               Documents, Goods, Instruments, Accounts, Consumer Goods, Equipment, Fixtures, Deposit Accounts, Proceeds, General Intangibles and Inventory.

    2. Grant of Security Interest. As security for the full and punctual satisfaction, payment, and performance of all of the obligations of the Company pursuant to the July 14th Note, as well as the obligations of the Company under each and all of the June 17th Note, the May 7th Note, the April 9th Note, the March 3rd Note, and the Transaction Documents referenced in each of the Purchase Agreements (collectively, the "JNC Transaction Documents"), as such obligations may be amended, supplemented, and modified from time to time (the "Obligations"), the Company does hereby, unconditionally and irrevocably, pledge, mortgage, assign, set over, convey, grant, transfer, and deliver (collectively, "Transfer") to JNC a continuing security interest, a first lien upon, and a right of set-off against, all of the Company's right, title, and interest of whatsoever kind and nature in and to the Collateral (as hereinafter defined)(the "Security Interest"). The Security Interest granted hereby shall relate back to the date of the June 29th Purchase Agreement.

    3. Collateral. The "Collateral" shall cover and include all right, title, and interest of the Company in, to, and under all of the following, whether now existing or hereafter acquired from time to time: (i) all Accounts; (ii) all receivables; (iii) all General Intangibles; (iv) all Goods, including, without limitation, all Equipment, and all Inventory, whether now held or acquired in the future and wherever located, including, but not limited to Inventory that is repossessed, returned or acquired as a result of a "trade-in;" and (v) all letters of credit, notes, drafts, stock and other debt and equity securities whether or not certificated, and all instruments; (vi) all Chattel Paper and all Documents including without limitation documents of title (vii) all Instruments; (viii) all contract rights and all causes of action; (ix) all Deposit Accounts (general or special) with, and all credits and other claims against, all-lenders or other financial institutions; (x) all money; (xi) all property or interests in property now or hereafter coming into the possession, custody or control of the Company (whether for safekeeping, deposit, custody, pledge, transmission, collection or otherwise); (xii) all Proceeds including, without limitation, all proceeds of any loans, including the Loan and all insurance proceeds of or relating to any of the foregoing; (xiii) all books and records relating to any of the foregoing; (xiv) all Fixtures, accessions and additions to, substitutions for, and replacements, products and proceeds of any of the foregoing and (xv) all rights to payment resulting from disposition or other Transfer of any of the foregoing.


    4. Preservation and Perfection of Security Interests. In connection with the Security Agreement, the Company previously delivered to JNC one or more Uniform Commercial Code Form 1 Financing Statements (collectively, "UCC Form 1") with respect to the Security Interest. In addition, the Company shall, as required from time to time by JNC, execute and deliver or endorse any and all instruments, documents, conveyances, assignments, security agreements, additional financing statements, continuation statements, and other agreements and writings which JNC may request in order to create, perfect, or continue the Security Interest or which JNC may otherwise reasonably request in order to secure, protect or enforce the Security Interest or the rights of JNC under this Security Agreement (but any failure to request or assure that the Company execute, deliver or endorse any such item shall not affect nor impair the validity, sufficiency or enforceability of this Security Agreement or any security interests granted herein, regardless of whether any such item was or was not executed, delivered or endorsed in a similar context or on a prior occasion). A carbon, photographic or other reproduction of this Security Agreement or of a financing statement is sufficient as a financing statement.

    5. Representations and Warranties of the Company. The Company hereby incorporates by reference those representations and warranties set forth in the JNC Transaction Documents, and further represents and warrants to
        JNC:

        a. Except for the rights granted hereunder and the related UCC Form 1 which was filed on June 26, 1998 with the California Secretary of State and on June 29, 1998 with the Santa Clara County Recorder, the Company is the sole owner of the Collateral, free and clear from any liens, security interests, encumbrances, rights or claims, and is fully authorized to grant the Security Interest in and pledge the Collateral, and the Collateral is not subject to any UCC financing statement.

         b. This Security Agreement is fully sufficient to create and transfer to JNC, and shall create and transfer to JNC, a Security Interest in and to all of the Company's right, title, and interest in the Collateral, free and clear of any and all adverse liens, claims, and encumbrances of any kind or nature, and the Company has not transferred, and shall not transfer any Security Interest in the Collateral to any other person, without the prior written consent of JNC.

         c. This Security Agreement creates a valid and perfected security interest in the Collateral, securing the performance of the Obligations. All filings and other actions necessary to perfect and protect such security interest have been made or taken by the Company.

         d. Except for the consent of JNC, which is implicit pursuant to this Security Agreement, no consent of any person (including, without limitation, stock holders or creditors of the Company) is required for the subjection by the Company of the Collateral to the terms of this Security Agreement.

    6. Covenants of the Company. The Company hereby reaffirms and incorporates those covenants set forth in the JNC Transaction Documents and further covenants and agrees:

        a. To appear and defend any and all actions and proceedings affecting the Collateral, or otherwise affecting the Security Interest, against any persons whatsoever, and the Company shall obtain and furnish to JNC from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the Security Interest hereunder.

        b. To permit JNC, its representatives and its agents to inspect the Collateral at any time, and to make copies of records pertaining to the Collateral as may be requested by JNC from time-to-time.

        c. At all times, to maintain the liens and security interests provided for hereunder as valid and perfected first priority liens and security interests in the Collateral hereby granted to JNC.

        d. That all Collateral shall, for the entire term of this Security Agreement, be free and clear of any liens, mortgages, pledges, or any other encumbrances of any kind or nature whatsoever, except only for the security interests created by this Security Agreement, or as otherwise consented to in writing by JNC.

        e. Not to sell, lease, transfer or remove the Collateral, or any part thereof, from its present location without first obtaining the express written consent of JNC, except in the ordinary course of business.

        f. With respect to that part of the Collateral which is tangible, the Company will maintain such Collateral in good order and repair and will not use any part of such Collateral in any manner injurious or likely to be injurious or which will result in its unreasonable deterioration or consumption or which will be in violation of any laws or regulations or any policy of insurance. With respect to Collateral which is not tangible, the Company will take all steps reasonably necessary to preserve and protect the value of such Collateral, and the Company will diligently pursue and seek to preserve, enforce and collect any rights, claims, causes of action and accounts receivable.

        g. To safeguard and protect all Collateral for the account of JNC and make no disposition thereof other than in the ordinary course of business. At the request of JNC, the Company will sign and deliver to JNC, at any time or from time to time, one or more financing statements pursuant to the UCC in form satisfactory to JNC and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by JNC to be, necessary or desirable and with respect to the Collateral.

        h. To promptly notify JNC in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against any or all of the Collateral and of any other information received by the Company that may materially affect the value of the Collateral, the Security Interest or the rights and remedies of JNC hereunder.

        i.     To maintain insurance on the Collateral against loss or damage by
               fire,   perils  commonly  covered  under  the  extended  coverage
               endorsement, malicious mischief and sprinkler leakage.

    7. Defaults. The following events shall be "Events of Default" under this Security Agreement:

        a. An Event of Default under any of the JNC Transaction Documents (which shall include any default under any of the July 14th Note, the June 17th Note, the May 7th Note, the April 9th Note, or the March 3rd Note); or

        b. The Company shall fail to observe or perform any of its obligations hereunder for 20 days after receipt by the Company of notice of such default from JNC; or

        c. Any representation, warranty, certification or statement made by the Company hereunder shall prove to have been incorrect in any material respect when made.

    8. Duty To Hold In Trust. Upon the occurrence of any Event of Default, the Company shall, upon receipt by it of any revenue, income, or other sums (collectively, the "Sums") subject to the Security Interest, whether payable pursuant to the Debentures or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for JNC and shall forthwith endorse and transfer any such sums or instruments, or both, to JNC for application to the satisfaction of the Obligations.

    9. Rights and Remedies Upon Default. Upon occurrence of any of the above Events of Default and at any time thereafter, as long as any such Event of Default shall continue, JNC may exercise any and all of the rights and remedies conferred hereunder and under any of the JNC Transaction Documents, including, without limitation, the right, to accelerate payment under any or all Debentures, and JNC shall have all the rights and remedies of a secured party under the UCC and shall further have, in addition to all other rights and remedies provided herein or by law, the following rights and powers:

        a. JNC may enter upon the premises where any of the Collateral may be located, and take possession of the Collateral, and demand and receive reconveyance of the Collateral from any person who has possession thereof, and JNC may take such measures as may be necessary or proper for the care or protection of the value thereof, including the right to remove, keep and/or store all or any portion of the Collateral or put a custodian in charge thereof; and/or

        b. At JNC's request, the Company shall assemble the Collateral and make it available to JNC at places which JNC shall reasonably select, whether at the Company's premises or elsewhere, and make available to JNC, without rent, all of the Company's premises and facilities for the purpose of JNC taking possession of, removing or putting the Collateral in saleable or disposable form; and/or

        c. With or without taking possession, JNC may sell or cause to be sold, at any time, and from time to time, as JNC may determine, any of the Collateral in its entirety or in parcels, either at public or private sale, at such price and on such terms as JNC may deem best, at which sale JNC may bid and purchase to the extent permitted by law, as now or hereinafter in effect, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to the Company or right of redemption of the Company, which are hereby expressly waived. The Company shall have no right of redemption subsequent to any such sale, and hereby expressly waives any such right. JNC shall apply the proceeds of any such sale or sales first to the expenses incident thereto, including reasonable attorneys' fees, and next to the full and complete satisfaction of all of the Obligations. The Company shall remain fully liable to JNC for any deficiency which may exist after any such sale or sales and the application of the proceeds thereof in accordance herewith. Any purchaser at any such sale or sales (including without limitation JNC) shall thereafter hold any of the Collateral so purchased absolutely free from any claim or right of any nature whatsoever by any other person or entity (including without limitation the Company); and/or

               i. Upon each such sale, JNC may, unless prohibited by applicable statute which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of the Company, which are hereby waived and released.

               ii. The proceeds of any such sale, lease, or other disposition of the Collateral shall be applied first, to the expenses of retaking, holding, storing, processing, and preparing for sale, selling, and the like, and to the reasonable attorneys' fees and expenses incurred by JNC, and then to satisfaction of the Obligations, and to the payment of any other amounts required by applicable law, after which JNC shall pay to the Company any surplus proceeds. If, upon the sale, lease or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which JNC is legally entitled, the Company will be liable for the deficiency, together with interest thereon, at the rate of 18% per annum (the "Default Rate"), and the reasonable fees of any attorneys employed by JNC to collect such deficiency. To the extent permitted by applicable law, the Company waives all claims, damages and demands against JNC arising out of the repossession, removal, retention or sale of the Collateral, unless due to the gross negligence or willful misconduct of JNC.

        d. Upon the occurrence and during the continuance of an Event of Default, JNC shall have the right to send notice of the assignment granted herein and the security interest created hereunder to any account debtors of the Company or any other persons obligated on, holding or otherwise concerned with, any of the receivables, may demand that monies due or to become due be paid to JNC and thereafter, JNC shall have the sole right to collect the receivables and all books and records relating thereto; and/or

        e. JNC may institute any proceeding at law, in equity, or otherwise in order to foreclose upon the Collateral or any part thereof. To the extent permitted by law, any sale thereof shall be held in the same manner, with the same effect and subject to the same terms and conditions as specified in paragraph (c) of this Section 9. JNC may, in the exercise of its sole and absolute discretion, from time to time, at any time and in any order, choose to institute a proceeding for foreclosure on some portion of the Collateral and/or a sale under paragraphs (c) or (d) on other portions of the Collateral, without being deemed to have made an election of remedies or to have waived any other rights or remedies, and without in any other way limiting any remedies or rights which it may otherwise have; and/or

        f. In its name or in the name of the Company or otherwise, JNC may demand, sue for, collect, or receive any money or property at any time payable or receivable on account of or in exchange for or make any compromise or settlement deemed desirable with respect to, any of the Collateral, but shall be under no obligation to do so, and JNC may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the Collateral, without thereby incurring responsibility to, or discharging or otherwise affecting any liability of, the Company or in any other way limiting any remedies or rights which JNC may otherwise have; and/or

        g. JNC may, in the event JNC takes possession of the Collateral pursuant to the exercise of any right or remedy provided for hereunder or by law, any insurance policy owned by the Company, together with any unearned or prepaid premium thereon, shall, at the option of JNC, be assigned by the Company to, and become the sole property of JNC, provided that the amount of any such unearned or prepaid premium is thereupon applied to the payment or satisfaction of the Obligations.

    10. Responsibility for Collateral. The Company assumes all liabilities and responsibility in connection with all Collateral, and the obligation of the Company hereunder or under any of the JNC Transaction Documents, and shall in no way be affected or diminished by reason of the loss, destruction, damage, or theft of any of the Collateral or its unavailability for any reason.

    11. Security Interest Absolute. All rights of JNC and the Security Interest hereunder, and all Obligations of the Company hereunder, shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of any of the JNC Transaction Documents or this Security Agreement, and any agreement entered into in connection with the foregoing, or any portion hereof or thereof; (b) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the JNC Transaction Documents; (c) any exchange, release, or nonperfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guaranty, or any other security, for all or any of the Obligations; (d) any action by JNC to obtain, adjust, settle, and cancel in its sole discretion any insurance claims or matters made or arising in connection with the Collateral; or (e) any other circumstance which might otherwise constitute any legal or equitable defense available to the Company, or a discharge of all or any part of the Security Interest granted hereby. Until the Obligations shall have been paid and performed in full, JNC's rights shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations or bankruptcy. The Company expressly waives presentment, protest, notice of protest, demand, notice of nonpayment, and demand for performance. This Security
          Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the Obligations shall have been paid and performed in full, and shall be binding upon the Company and its successors and permitted transferees and assigns. In the event that at any time any transfer of any Collateral or any payment received by JNC hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any party other than JNC, then, in any such event, the Company's obligations hereunder shall survive cancellation of this Security Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Security Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof. The Company waives all right to require JNC to proceed against any other person or to apply any Collateral which JNC may hold at any time, or to marshal assets, or to pursue any other remedy. JNC may, at its election, exercise any right or remedy it may have against any security held by JNC, including, without limitation, the right to foreclose any such security by judicial or nonjudicial sale, without affecting or impairing in any way the rights of JNC hereunder. The Company waives any defense arising by reason of the application of the statute of limitations to any obligation secured hereby.

    12. JNC Appointed Attorney-in-Fact. The Company hereby irrevocably makes, nominates, constitutes and appoints JNC and each of its officers, agents, successors, or assigns (with full power of substitution and resubstitution), as the Company's true and lawful attorney-in-fact with full power to take all actions and sign, execute, acknowledge, record, and file, in the Company's name and for JNC's use and benefit, all documents that shall be necessary to accomplish the following on the occurrence of any Event of Default and at any time thereafter, so long as such Event of Default shall continue:

          a. To receive, open, and dispose of all mail addressed to the Company which relates to the Collateral, or to endorse and collect any notes, checks, drafts, money orders, or other evidences of payment that may come into the possession of JNC;

          b. To enforce all rights of the Company under and pursuant to any agreements or other contractual arrangements relating to the Collateral, and to enter into such other agreements as may be necessary to exploit the Collateral;

          c. To pay or discharge taxes, liens, security interests, or other encumbrances at any time levied or placed on or threatened against the Collateral; to demand, collect, receipt for, compromise, settle, and sue for monies due in respect of the Collateral;

          d. to execute and perform such other and further agreements, documents, and instruments of any nature whatsoever, including, but not limited to, the execution and filing of a UCC Form 1 and to do any and all other things as JNC may deem necessary or appropriate for the purpose of preserving, protecting or maintaining the Collateral and the Security Interest granted to

               JNC; and Generally, to do, at the option of JNC and at the Company's expense, at any time, or from time to time, all acts and things which JNC deems necessary to protect, preserve, and realize upon the Collateral and JNC's security interests therein in order to effect the intent of this Security Agreement and of the Purchase Agreements all as fully and effectually as the Company might or could do.

        The Company hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable for the term of this Security Agreement and thereafter as long as any of the Obligations shall be outstanding.

    13. Duties of JNC.

        a. The powers conferred on JNC hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its actual possession and the accounting for monies actually received by it hereunder with respect to which JNC shall act with reasonable care, JNC shall have no duty as to any Collateral or as to the taking of any steps necessary to preserve its rights against prior parties or any other rights pertaining to any Collateral. JNC shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment that is substantially equal to that treatment which JNC accords its own property in the ordinary course of its business.

        b. If the Company fails to pay, before delinquency, any taxes or other governmental charges which may be levied against the Collateral or its operation or use, or any assessments made against the Collateral, or fails to make any payment or to take any action required herein or in the JNC Transaction Documents, or to take any other action necessary to preserve the priority and value of JNC's rights under this Security Agreement, then JNC may (but shall not be obligated to) make such payments and take all such actions as JNC deems necessary to protect its security interest in or to protect and preserve the value of the Collateral, and JNC is hereby authorized (without limiting the general nature of the authority hereinabove conferred) to pay, purchase, contest, or compromise any encumbrances, charges, or liens which in the judgment of JNC appear to be prior to or superior to, or of equal priority with, the Security Interest. Any amount so paid shall be included in the Obligations secured hereby and shall bear interest thereon at the Default Rate from date of payment until repaid, and shall be secured pursuant to the terms of this Security Agreement by the Collateral and shall be repayable by the Company on demand.

    14. Expenses. In addition to expenses payable under the Transaction Documents, the Company agrees to pay all out of pocket fees, costs, and expenses incurred in the filing of the UCC Form 1 or any other financing statements, continuation statements, partial releases, and/or termination statements related thereto or any expenses of any searches reasonably required by JNC. The Company shall also pay all other claims and charges which in the reasonable opinion of JNC might prejudice, imperil, or otherwise affect the Collateral or the Security Interest therein. All expenses so incurred shall be immediately paid by the Company upon demand by JNC. The Company will also, upon demand, pay to JNC the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which JNC may incur in connection with (i) the administration of this Security Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of JNC hereunder or under the JNC Transaction Documents, or (iv) the failure by the Company to perform or observe any of the provisions contained herein or in the JNC Transaction Documents. Until so paid, any fees payable hereunder shall be added to the principal amount of the Obligations and shall bear interest at the Default Rate.

     15. Term of Agreement. This Security Agreement shall terminate when all payments under the JNC Transaction Documents have been made in full and all other Obligations have been paid or discharged. Upon such termination, JNC, at the request and at the expense of the Company, will join in executing any termination statement with respect to any financing statement executed and filed pursuant to this Security Agreement.

     16. Other Security. To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement, or property of any other person, firm, corporation, or other entity, then JNC shall have the right, in its sole discretion, to pursue, relinquish, subordinate, modify, or take any other action with respect thereto, without in any way modifying or affecting any of JNC's rights and remedies hereunder.

      17. Miscellaneous.

          a. Indemnity. The Company agrees to defend, protect, indemnify, and hold harmless JNC and each and all of its respective officers, directors, employees, attorneys, and Agents (collectively called the "Indemnitees") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses, and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative, or judicial proceeding, whether or not such Indemnitees shall be designated a party thereto), which may be imposed on, incurred by, or asserted against such Indemnitees (whether direct, indirect, or consequential and whether based on any federal or state laws or other statutory regulations, including, without limitation, securities and commercial laws and regulations, common law or at equitable cause, or contract or otherwise) in any manner relating to or arising out of this Security Agreement or the Obligations, or any act, event, or transaction related or attendant thereto, including, without limitation, any and all costs and expenses incurred in the enforcement of this Security Agreement (collectively, the "Indemnified Matters"). To the extent that the undertaking to indemnify, pay, and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Company shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law, to the payment and satisfaction of all Indemnified Matters incurred by the Indemnitees.

          b. Course of Dealing. No course of dealing between the Company and JNC, nor any failure to exercise, nor any delay in exercising, on the part of JNC, any right, power, or privilege hereunder or under the JNC Transaction Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          c. Remedies Cumulative. Except as otherwise expressly provided herein, no remedy conferred by any of the specific provisions of this Security Agreement is intended to be exclusive of any other remedy which is otherwise available at law, in equity, by statute, or otherwise, and except as otherwise expressly provided for herein, each and every other remedy shall be cumulative and shall be in addition to every other remedy given hereunder or otherwise. The election of any one or more of such remedies by any of the parties hereto shall not constitute a waiver by such party of the right to pursue any other available remedies.

          d. Notices. All notices, requests, demands, deliveries, and other communications hereunder shall be in writing and, except as otherwise specifically provided in this Security Agreement, shall be deemed to have been duly given, upon receipt, if delivered personally or via fax, or ten (10) business days after deposit in the mail, if mailed, first class with postage prepaid to the parties at the following addresses:

                      If to JNC, to:

                      JNC Strategic Fund Ltd.
                      c/o Olympia Capital (Cayman) Ltd.
                      Williams House
                      20 Reid Street
                      Hamilton  HM11
                      Bermuda
                      Attn: Director
                      Fax:  (441) 295-2305

                      with a copy to:

                      Encore Capital Management, LLC
                      12007 Sunrise Valley Drive, Suite 460
                      Reston, VA 20191
                      Attn:  Managing Director
                      Fax:  (703) 476-7711

                      and

                      Robinson Silverman Pearce Aronsohn & Berman LLP 1290 Avenue of the Americas
                      New York, NY  10104
                      Attn:  Eric L. Cohen, Esq.
                      Fax:  212-541-4630

                      If to the Company, to:

                      InnovaCom, Inc.
                      3400 Garrett Drive
                      Santa Clara, CA  95054
                      Attn:  Frank Alioto, President
                      Fax:   408-727-8778

                      with a copy to:

                      Bartel Eng Linn & Schroder
                      300 Capitol Mall, Suite 1100
                      Sacramento, CA  95814
                      Attn:  Scott E. Bartel, Esq.
                      Fax:   916-442-3442

        d. Headings. The section headings contained in this Security Agreement are for convenience only and shall not control or affect the meaning or construction of any of the provisions of this Security Agreement.

        e. Governing Law. This Security Agreement shall be construed in accordance with the laws of the State of New York, except to the extent the validity, perfection or enforcement of a security interest hereunder in respect of any particular Collateral are governed by a jurisdiction other than the State of New York in which case such law shall govern.

               The Company and JNC hereby irrevocably submit to the jurisdiction of any New York State or United States Federal court sitting in Manhattan county over any action or proceeding arising out of or relating to this Security Agreement, and the Company and JNC hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. The Company and JNC agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The Company and JNC further waive any objection to venue in such State and any objection to an action or proceeding in such State on the basis of forum non conveniens.

        f. Amendments, etc. Any of the terms and provisions of this Security Agreement may be waived at any time by the party which is entitled to the benefit thereof, but only by a written instrument executed by such party. This Security Agreement may be amended only by an agreement in writing executed by JNC and the Company.

        g. Severability. In the event that any provision of this Security Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Security Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable. If, notwithstanding the foregoing, any provision of this Security Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Security Agreement and without affecting the validity or enforceability of such provision or the other provisions of this Security Agreement in any other jurisdiction.

        h. Delay, Etc. No delay or omission to exercise any right, power, or remedy accruing to any party hereto shall impair any such right, power, or remedy of such party nor be construed to be a waiver of any such right, power, or remedy nor constitute any course of dealing or performance hereunder.

        i. Costs and Attorneys' Fees. If any action, suit, arbitration proceeding, or other proceeding is instituted arising out of this Security Agreement, the prevailing party shall recover all of such party's costs, including, without limitation, the court costs and reasonable attorneys' fees incurred therein, including any and all appeals or petitions therefrom.

        j. Counterparts. This Security Agreement may be executed in one or more counterparts, each of which may be deemed an original, but all of which together, shall constitute one and the same instrument. This Security Agreement may be executed by a party and sent to the other parties via facsimile transmission and the facsimile transmitted copy shall have the same integrity, force, and effect as an original document.

        k. Entire Agreement. This Security Agreement and the other agreements referred to herein supersede all prior negotiations and agreements (whether written or oral) and constitute the entire understanding among the parties hereto, it being understood that this Security Agreement relates back to the date of the June 29th Purchase Agreement.




     [remainder of page intentionally left blank -- signature page follows]

        IN WITNESS WHEREOF, the Company has caused this Eighth Amended And Restated Security Agreement to be duly executed and delivered by its officers thereunto duly authorized effective as of July 14th, 1999.

                                         INNOVACOM, INC.




                                         By:____________________________________
                                            Frank Alioto
                                            President

Accepted and agreed, effective
as of this 14th day of July, 1999:

JNC STRATEGIC FUND LTD.




By:_______________________________
Its:______________________________